UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: July 19, 2005
(Date of earliest event reported)

Umpqua Holdings Corporation
 (Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia Street, Suite 1200
Portland, Oregon 97258
 (address of Principal Executive Offices)(Zip Code)

(503) 727-4100
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

            On July 20, 2006, Umpqua Holding Corporation issued a press release announcing financial results for the second quarter of 2006. A copy of the press release is attached as Exhibit 99.1.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(d)	(1) Effective June 2, 2006, Matthew A. Bruno joined the Umpqua Holdings Corporation Board of Directors.

	(2)	Not applicable.

	(3)	On July 19, 2006, Umpqua's Board of Directors ratified the
appointment of Matthew A. Bruno to the Umpqua Board's Financial Services Committee and to the Loan and Investment Committee.

	(4)	None.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
99.1 Earnings Press Release

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: July 20, 2006	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary